                                                                  EXHIBIT 10.3.1

                             ADDENDUM "C" TO LEASE
                            EXTENSION OF LEASE TERM
                               FEBRUARY 10, 2000

This extension of Lease Term Addendum "C" to Lease ("Addendum C") shall form part of the Lease and Addenda "A" and "B" to lease all dated December 1, 1993, (collectively known as - "Lease") by and between James A. Harrer: Richard J. Herning ("Landlord") and Mustang/com, Inc. (formally known as Mustang Software, Inc.) ("Tenant") at 6200 Lake Ming Road ("Premises"), Bakersfield, CA.

1. REGARDING PARAGRAPH 3 OF THE LEASE - TERM: The ending date of the Lease shall be extended by this Addendum "C" for a period of 60 months. The commencement date for the extended term shall be February 1, 2000 and the termination date for the extended term shall be January 31, 2005.

2. ARTICLE 5 OF THE LEASE - BASE RENT: The Tenant agrees to pay Landlord the following Base Rent amounts:

                              Rental              Monthly
           Term               Schedule            Size           Minimum
           ----               --------            -------        -------
     2/1/00 to 1/31/01        $1.09 PSF/mo.       12,817 SF      $13,970.53
     2/1/01 to 1/31/02        $1.13 PSF/mo.       12,817 SF      $14,483.21
     2/1/02 to 1/31/03        $1.18 PSF/mo.       12,817 SF      $15,124.06
     2/1/03 to 1/31/04        $1.23 PSF/mo.       12,817 SF      $15,764.91
     2/1/04 to 1/31/05        $1.28 PSF/mo.       12,817 SF      $16,405.76

The foregoing provisions are not necessarily intended to replace the respective Paragraphs in the Lease that they relate to in their entirety, but only those provisions within the respective Paragraphs which are in consistent with the foregoing. All other terms and conditions within the aforementioned Paragraphs of this Addendum "C", and all other terms and conditions of the original Lease and Addenda "A" and "B" to Lease all dated December 1, 1993 (collectively known as - "Lease") shall remain in full force and effect.

ACCEPTANCE:

TENANT:  MUSTANG.COM, INC. (FORMALLY MUSTANG SOFTWARE, INC.)


BY:  /s/ STANLEY A. HIRSCHMAN
   ----------------------------------
DATE:  2/10/2000
     --------------------------------

LANDLORD:  JAMES A. HARRER; RICHARD J. HERNING

BY:  /s/ JAMES A. HARRER
   ----------------------------------
DATE:
     --------------------------------